UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Lightstone Value Plus Real Estate Investment Trust, Inc.
326 Third Street
Lakewood, New Jersey 08701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 9, 2007

To the Stockholders of Lightstone Value Plus Real Estate Investment Trust, Inc.:

I am pleased to invite our stockholders to the 2007 annual meeting of stockholders of Lightstone Value Plus Real Estate Investment Trust, Inc., a Maryland corporation. The annual meeting will be held at One International Boulevard, Suite 200, Mahwah, New Jersey 07495-0027, at 10:00 a.m., local time, on July 9, 2007. At the meeting, you will be asked to:

•	elect five directors for one-year terms expiring in 2008 and until their successors are duly elected and qualify; and

•	conduct such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Our board of directors has fixed the close of business on May 25, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. Record holders of shares of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact: Lightstone Value Plus Real Estate Investment Trust, Inc., 326 Third Street, Lakewood, New Jersey 08701, Attention: Stephen H. Hamrick (telephone: (866) 792-8700).

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

You are cordially invited to attend the annual meeting. Your vote is important.

By Order of the Board of Directors, /s/ Bruno de Vinck Bruno de Vinck Chief Operating Officer, Senior Vice President and Secretary

Lakewood, New Jersey
June 8, 2007

Proxy Statement

TABLE OF CONTENTS

INTRODUCTION	1
INFORMATION ABOUT THE MEETING AND VOTING	1
PROPOSAL ONE: ELECTION OF DIRECTORS	4
General	4
Nominees for the Board of Directors	5
CORPORATE GOVERNANCE	7
Audit Committee	7
Code of Ethics	8
DIRECTOR COMPENSATION	8
EXECUTIVE OFFICERS	8
EXECUTIVE COMPENSATION	8
STOCK OWNERSHIP BY DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN SHAREHOLDERS	8
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	9
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	9
OTHER MATTERS PRESENTED FOR ACTION AT THE 2007 ANNUAL MEETING	9
STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING	9
Stockholder Proposals in the Proxy Statement	9
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings	9
APPENDIX A - AUDIT COMMITTEE CHARTER	A-1

Lightstone Value Plus Real Estate Investment Trust, Inc.
326 Third Street
Lakewood, New Jersey 08701

PROXY STATEMENT
INTRODUCTION

The accompanying proxy, mailed together with this proxy statement and our 2006 Annual Report, is solicited by and on behalf of the board of directors (the “Board of Directors”) of Lightstone Value Plus Real Estate Investment Trust, Inc., a Maryland corporation (which we refer to in this proxy statement as the “Lightstone REIT” or the “Company”), for use at the 2007 annual meeting of our stockholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this proxy statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 326 Third Street, Lakewood, New Jersey 08701. This proxy statement, the accompanying proxy card, notice of annual meeting and our 2006 Annual Report were first mailed to our stockholders on or about June 8, 2007.

Our Annual Report on Form 10-K for the year ended December 31, 2006 and the exhibits thereto may be accessed on-line through the Securities and Exchange Commission (the “SEC”) website at www.sec.gov. In addition, stockholders may also request a copy of our 2006 Annual Report by writing or telephoning us at the following address: Lightstone Value Plus Real Estate Investment Trust, Inc., 326 Third Street, Lakewood, New Jersey 08701, Attention: Stephen H. Hamrick, telephone (866) 792-8700.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the annual meeting and where will it be held?

Our 2007 annual meeting of stockholders will be held on July 9, 2007, at 10:00 a.m., local time. The meeting will be held at One International Boulevard, Suite 200, Mahwah, New Jersey 07495-0027.

What will I be voting on at the meeting?

At the meeting, you will be asked to:

•	elect five directors for one-year terms expiring in 2008 and until their successors are duly elected and qualify; and

•	conduct such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board of Directors does not know of any matters that may be considered at the meeting other than the matters set forth in the first bullet listed above.

Who can vote at the meeting?

The record date for the determination of holders of our common shares entitled to notice of and to vote at the meeting, or any adjournment or postponement of the meeting, is the close of business on May 25, 2007. As of the record date, 8,393,114 shares of our common stock were issued and outstanding and entitled to vote at the meeting.

How many votes do I have?

Each share has one vote on each matter considered at the meeting or any adjournment or postponement thereof. The enclosed proxy card shows the number of shares of common stock you are entitled to vote.

How can I vote?

You may vote in person at the meeting or by proxy. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at https://vote.proxy-direct.com/; or

•	by telephone, by calling toll free (866) 241-6192.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this proxy statement. You may also vote your shares at the meeting. If you attend the annual meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the annual meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” election of the nominees for director named in the proxy.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to Computershare Fund Services (“CFS”), whom we have retained to aid in the solicitation of proxies, at the following address: Proxy Tabulator, P.O. Box 9043, Smithtown, New York 11787-9609, (ii) by attending the 2007 annual meeting of stockholders and voting in person or (iii) by written notice to CFS. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What are the board’s recommendations?

The Board of Directors recommends that you vote “FOR” Proposal 1.

What vote is required to elect directors?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of a majority of votes cast at the meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

What constitutes a “quorum”?

The presence at the meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Will you incur expenses in soliciting proxies?

We will bear all costs associated with soliciting proxies for the meeting. Solicitations may be made on behalf of the Board of Directors by mail, personal interview, telephone or other electronic means by our officers and other employees of Lightstone Value Plus REIT, LLC (the “Advisor”), who will receive no additional compensation. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement to people on whose behalf they hold shares of common stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the SEC, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our common stock.

We have also retained CFS to aid in the solicitation of proxies. We will pay CFS a fee of approximately $20,000 in addition to reimbursement of its reasonable out-of-pocket expenses. As the date of the 2007 annual meeting of stockholders approaches, certain shareholders may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement. CFS will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should contact Lightstone Value Plus Real Estate Investment Trust, Inc., 326 Third Street, Lakewood, New Jersey 08701, or call us at (866) 792-8700. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, with the consent of affected stockholders, send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Lightstone Value Plus Real Estate Investment Trust, Inc., 326 Third Street, Lakewood, New Jersey 08701, or call us at (866) 792-8700. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call CFS, our proxy solicitor, at 1-866-641-4227.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2008 annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on January 9, 2008 and ending at 5:00 p.m., Eastern Time, on February 8, 2008. If you wish to present a proposal for inclusion in the proxy material for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than February 8, 2008. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Lightstone Value Plus Real Estate Investment Trust, Inc., 326 Third Street, Lakewood, New Jersey 08701, Attention: Bruno de Vinck. For additional information, see the section in this proxy statement captioned “Stockholder Proposals for the 2008 Annual Meeting.”

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

The Board of Directors ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations, including the acquisition of our properties. The Advisor is an affiliate of our sponsor, The Lightstone Group (the “Sponsor”). The Board of Directors, especially our independent directors, is responsible for monitoring and supervising the Advisor’s conduct of our day-to-day operations.

Our bylaws provide for a Board of Directors with no fewer than three and no more than nine directors, a majority of whom must be independent. An “independent director” is defined under our Articles of Amendment and Restatement (the “Charter”) and means a person who is not, and within the last two years has not been, directly or indirectly associated with the Company, the Sponsor, the Advisor or any of their affiliates by virtue of:

•	ownership of an interest in the Sponsor, the Advisor or any of their affiliates, other than the Company;

•	employment by the Company, the Sponsor, the Advisors or any of their affiliates;

•	service as an officer or director of the Sponsor, the Advisor or any of their affiliates, other than as a director of the Company;

•	performance of services, other than as a director of the Company;

•	service as a director of the Company or as a director of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor; or

•	maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their affiliates.

An independent director cannot be associated with us, the Sponsor or the Advisor as set forth above either directly or indirectly. An indirect association with the Sponsor or the Advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law, is or has been associated with us, the Sponsor, the Advisor, or any of their affiliates.

A business or professional relationship is considered material if the aggregate gross revenue derived by the director from the Advisor or the Sponsor and their affiliates exceeds five percent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.

We currently have five directors, three of whom are independent. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies.

Effective as of July 1, 2006, the Board of Directors elected Mr. George R. Whittemore and Mr. Shawn R. Tominus to serve on the Board of Directors. Mr. Whittemore and Mr. Tominus replaced Mr. Joel M. Pashcow and Mr. John E. D’Elisa, who resigned as members of the Board of Directors, effective as of the same date.

During 2006, the Board of Directors held seven meetings. Each of the directors attended all meetings held during 2006 by the Board of Directors either in person or by telephone. The Board of Directors expects each director to attend annual meetings of stockholders when possible. We anticipate that all directors and nominees will attend our 2007 annual meeting of stockholders.

Nominees for the Board of Directors

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2008 Annual Meeting of Stockholders and until his successor is duly elected and qualifies: Mr. David L. Lichtenstein, Mr. Edwin J. Glickman, Mr. George R. Whittemore, Mr. Shawn R. Tominus and Mr. Bruno de Vinck.  Each nominee currently serves as a director.

The proxy holder named on the enclosed proxy card intends to vote FOR the election of each of the five nominees. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by a majority of votes cast at the meeting, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

If, at the time of the meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this proxy statement.

The principal occupation and certain other information about the nominees are set forth below.

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
David Lichtenstein	46	2004
Mr. Lichtenstein is the Chairman of the Board of Directors and our Chief Executive Officer and President. Mr. Lichtenstein has been a member of the Board of Directors since June 8, 2004. Mr. Lichtenstein founded both American Shelter Corporation and The Lightstone Group in 1988 and directs all aspects of the acquisition, financing and management of a diverse portfolio of multi-family, retail and industrial properties located in 27 states, the District of Columbia and Puerto Rico. Mr. Lichtenstein is a member of the International Council of Shopping Centers and NAREIT. Mr. Lichtenstein also serves as the Chairman of the board of trustees of Prime Group Realty Trust, a publicly registered REIT trading on the NYSE, as well as Prime Retail, a private company.

Edwin J. Glickman	74	2005
Mr. Glickman is one of our independent directors and the chairman of our audit committee. In January 1995, Mr. Glickman co-founded Capital Lease Funding, a leading mortgage lender for properties net leased to investment grade tenants, where he remained as Executive Vice President until May 2003. Mr. Glickman was previously a trustee of publicly traded RPS Realty Trust from October 1980 through May 1996, and Atlantic Realty Trust from May 1996 to March 2006. Mr. Glickman graduated from Dartmouth College.

George R. Whittemore	57	2006
Mr. Whittemore is one of our independent directors. Mr. Whittemore also serves as Audit Committee Chairman of Prime Group Realty Trust, as a Director of Village Bank & Trust in Richmond, Virginia and as a Director of Supertel Hospitality, Inc. in Norfolk, Nebraska, all publicly traded companies. Mr. Whittemore previously served as President and Chief Executive Officer of Supertel Hospitality Trust, Inc. from November 2001 until August 2004 and as Senior Vice President and Director of both Anderson & Strudwick, Incorporated, a brokerage firm based in Richmond, Virginia, and Anderson & Strudwick Investment Corporation, from October 1996 until October 2001. Mr. Whittemore has also served as a Director, President and Managing Officer of Pioneer Federal Savings Bank and its parent, Pioneer Financial Corporation, from September 1982 until August 1994, and as President of Mills Value Adviser, Inc., a registered investment advisor. Mr. Whittemore is a graduate of the University of Richmond.

Shawn R. Tominus	47	2006
Mr. Tominus is one of our independent directors. Mr. Tominus is the founder and President of Metro Management, a real estate investment and management company founded in 1994 which specializes in the acquisition, financing, construction and redevelopment of residential, commercial and industrial properties. He also serves as a member of the audit committee of Prime Group Realty Trust, a publicly traded REIT located in Chicago. Mr. Tominus has over 25 years experience in real estate and serves as a national consultant focusing primarily on market and feasibility analysis. Prior to his time at Metro Management, Mr. Tominus held the position of Senior Vice President at Kamson Corporation, where he managed a portfolio of over 5,000 residential units as well as commercial and industrial properties.

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
Bruno de Vinck	61	2005
Mr. de Vinck is our Chief Operating Officer, Senior Vice President, Secretary and a Director. Mr. de Vinck is also a Director of the privately held Park Avenue Bank, and Prime Group Realty Trust, a publicly registered REIT. Mr. de Vinck is a Senior Vice President with the Lightstone Group, and has been employed by Lightstone since April 1994. Mr. de Vinck was previously General Manager of JN Management Co. from November 1992 to January 1994, AKS Management Co., Inc. from September 1988 to July 1992 and Heritage Management Co., Inc. from May 1986 to September 1988. In addition, Mr. de Vinck worked as Senior Property Manager at Hekemien & Co. from May 1975 to May 1986, as a Property Manager at Charles H. Greenthal & Co. from July 1972 to June 1975 and in sales and residential development for McDonald & Phillips Real Estate Brokers from May 1970 to June 1972. From July 1982 to July 1984 Mr. de Vinck was the founding president of the Ramsey Homestead Corp., a not-for-profit senior citizen residential health care facility, and, from July 1984 until October 2004, was Chairman of its board of directors. Mr. de Vinck studied Architecture at Pratt Institute and then worked for the Bechtel Corporation from February 1966 to May 1970 in the engineering department as a senior structural draftsman.

The Board of Directors unanimously recommends a vote “FOR” each of the nominees to be elected as directors.

CORPORATE GOVERNANCE

The only standing committee of the Board of Directors is the audit committee (the “Audit Committee”). A copy of the charter for the Audit Committee is attached as Appendix A to this proxy statement. You may also obtain a copy of the charter for the Audit Committee from our website at www.lightstonereit.com. The Audit Committee consists of three members, and is composed entirely of our independent directors.

The Board of Directors has determined that each of our independent directors is independent within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable SEC rules.

Interested parties may communicate matters they wish to raise with the directors by writing to our Secretary at: Lightstone Value Plus Real Estate Investment Trust, Inc., 326 Third Street, Lakewood, New Jersey 08701, Attention: Bruno de Vinck. Mr. de Vinck will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors.

Audit Committee

The Audit Committee currently consists of independent directors Mr. Edwin J. Glickman, the chairman, Mr. George R. Whittemore and Mr. Shawn Tominus. Mr. Whittemore and Mr. Tominus replaced Mr. John E. D’Elisa, who resigned as a member of the Board of Directors and the Audit Committee, effective as of July 1, 2006. The Audit Committee, in performing its duties, monitors:

•	our financial reporting process;

•	the integrity of our financial statements;

•	compliance with legal and regulatory requirements;

•	the independence and qualifications of our independent and internal auditors, as applicable; and

•	the performance of our independent and internal auditors, as applicable.

Each member of our Audit Committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Exchange Act and within the meaning of the NYSE listing standards. In addition, the Board of Directors has determined that Mr. Glickman and Mr. Whittemore are qualified as “audit committee financial experts” within the meaning of the applicable rules promulgated by the SEC. Unless otherwise determined by the Board of Directors, no member of the committee may serve as a member of the audit committee of more than two other public companies. During 2006, the Audit Committee held four meetings. Each of the Audit Committee members attended all of the meetings held by the Audit Committee either in person or by telephone.

The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2006 is discussed below under the heading “Audit Committee Report.”

Code of Ethics

The Board of Directors has adopted a Code of Ethics (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations. The Code of Ethics is available, free of charge, on the “Download Prospectus or Additional Forms” section of our website, www.lightstonereit.com. You may also obtain a copy of the Code of Ethics by writing to: Lightstone Value Plus Real Estate Investment Trust, Inc., 326 Third Street, Lakewood, New Jersey 08701, Attention: Stephen H. Hamrick. A waiver of the Code of Ethics for our Chief Executive Officer may be made only by the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other directors, officers and employees may be made only by our Chief Executive Officer or General Counsel, and shall be discussed with the Board of Directors as appropriate.

DIRECTOR COMPENSATION

The information required by this section is incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 21, 2007.

EXECUTIVE OFFICERS

The information required by this section is incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 21, 2007.

EXECUTIVE COMPENSATION

The information required by this section is incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 21, 2007.

STOCK OWNERSHIP BY DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN SHAREHOLDERS

The information required by this section is incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 21, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The information required by this section is incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 21, 2007.

RELATIONSHIP WITH INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The information required by this section is incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 21, 2007.

AUDIT COMMITTEE REPORT

The information required by this section is incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 21, 2007.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2007 ANNUAL MEETING

Our board of directors does not intend to present for consideration at the 2007 annual meeting of stockholders any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2008 annual meeting of stockholders, the proposal must be received at our principal executive offices no later than February 8, 2008.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the 2008 annual meeting of stockholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2008 annual meeting of stockholders, our Secretary must receive written notice of the proposal at our principal executive offices during the period beginning on January 9, 2008 and ending at 5:00 p.m., Eastern Time, on February 8, 2008 and must contain information specified in our bylaws, including:

1. as to each director nominee,

•	the name, age, business address, and residence address of the nominee;

•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;

•	the date such shares were acquired and the investment intent of such acquisitions;

•
all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and

2. as to any other business that the stockholder proposes to bring before the meeting,

•	a description of the business to be brought before the meeting;

•	the reasons for proposing such business at the meeting;

•
any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and

3. as to the proposing stockholder (and the Stockholder Associated Persons, if any),

•
the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

4. as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,

•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and

5. to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our Secretary at our principal executive offices at: Lightstone Value Plus Real Estate Investment Trust, Inc., 326 Third Street, Lakewood, New Jersey 08701, Attention: Bruno de Vinck (telephone: (866) 792-8700).

By Order of the Board of Directors, /s/ Bruno de Vinck Bruno de Vinck Chief Operating Officer, Senior Vice President and Secretary

Lakewood, New Jersey
June 8, 2007

APPENDIX A

AUDIT COMMITTEE CHARTER
OF
LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.

Purpose of the Committee

The Audit Committee (the "Committee") is a committee of the Board of Trustees (the "Board"). Among other things, the Committee is responsible for oversight of the Company's independent auditor and internal auditor, as applicable, who shall report directly to the Committee. The Committee shall assist the Board in undertaking and fulfilling its responsibilities in monitoring (i) the Company's financial reporting process, (ii) the integrity of the financial statements of the Company, (iii) the Company's compliance with legal and regulatory requirements, (iv) the independence and qualifications of the Company's independent and internal auditors, as applicable, and (v) the performance of the Company's independent and internal auditors, as applicable. The Committee shall report regularly to the Board. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, and facilities of the Company and the authority to engage independent counsel and other advisors as it determines is necessary to carry out its duties. The Company shall provide funding required by the Committee to discharge its responsibilities, including the payment of fees and expenses of the Company's independent and internal auditors, as applicable, and fees and expenses of other advisors and consultants retained by the Committee pursuant to this Charter.

Membership of the Committee

The Committee shall consist of three or more trustees, each of whom, in the judgment of the Board, meets the independence requirements of law, rules and regulations applicable to the Company, including the provisions of Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the SEC, each as in effect from time to time. Each member of the Committee shall be financially literate, as determined by the Board. It is the Company's intention that at least one member of the Committee shall, in the judgment of the Board, have the requisite accounting or financial management expertise to qualify as a "financial expert," as defined in Section 10A of the Exchange Act and the rules and regulations of the SEC.

Committee members shall not serve on the audit committees of more than two additional public companies during the period of their respective service on the Committee, unless the Board determines that such simultaneous service on the audit committees of more than three public companies would not impair the ability of such member to effectively serve on the Committee.

Powers and Responsibilities of the Committee

The powers and responsibilities of the Committee are set forth below. These are in addition to powers and responsibilities that the members of the Committee may have as trustees of the Company or as members of other committees of the Board. The Company's management and independent auditor are responsible for the planning and conduct of the annual audit of the Company's financial statements and determining that the Company's financial statements are complete and accurate and prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”); such function is not the responsibility of the Committee.

The Committee shall:

Relationship with the Company's Independent Auditor and Internal Auditors

1.	Retain and terminate the Company's independent auditor (subject in the judgment of the Committee to shareholder ratification). The independent auditor shall report directly to the Committee.

2.
Review with the independent auditor the scope and terms of the prospective annual audit (or other audit, review or attest services for the Company) and approve in advance the estimated fees therefor, and such other matters pertaining to the annual audit (or other audit, review or attest services for the Company) as the Committee may deem appropriate.

3.	Approve the retention of the independent auditor for any non-audit service that is not a prohibited service and the fee for such non-audit service.

4.
Review a report by the independent auditor at least annually, describing the independent auditor's internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues, and all relationships between the independent auditor and the Company which may relate to the independent auditor’s independence.

5.
Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the independent auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditor’s independence.

6.
Review with the independent auditor, to the extent the independent auditor determines it is appropriate to call to the attention of the Committee, any communications between the Company's audit team and the independent auditor’s national office regarding auditing or accounting issues presented by the engagement, including matters of audit quality and consistency.

7.	Evaluate the lead audit partner of the independent auditor on the engagement, and ensure that the lead audit partner is rotated every five years.

Audit Oversight

8.	Meet with the independent auditor prior to the annual audit to review the scope, planning and staffing of the audit.

9.	Obtain from the independent auditor assurance of compliance with applicable independence requirements.

10.	Review with the independent auditor the matters required to be discussed by AICPA Statement on Auditing Standards No. 61 relating to the conduct of the audit.

11.
Review with the independent auditor any problems or difficulties the auditor may have encountered and management’s response and any management or internal control letter provided by the auditor and the Company’s response to that letter. Such review should include:

•	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreement with management;

•	Any accounting adjustments that were noted or proposed by the independent auditor but were "passed;"

•	Any changes required in the planned scope of the internal audits; and

•	The internal auditor’s scope of services, staffing and related fees, if applicable.

12.	Resolve disagreements between management and the independent auditor regarding financial reporting.

13.	Set clear hiring policies for employees or former employees of the independent auditor.

Review of Periodic Statements and Disclosures

14.
Meet to review and discuss with management and the independent auditor the annual and quarterly financial statements of the Company, including reviewing the Company's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the results of the independent auditor's reviews of financial statements, and review the financial statements for inclusion in the Company's periodic filings with the SEC.

15.
Review analyses prepared by management and the independent auditor of significant accounting and financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of any significant changes in the Company's selection or application of accounting principles, all critical accounting policies and practices used, any off-balance sheet financial structures, and the effect of alternative GAAP methods on the Company’s financial statements, and of non-GAAP financial measures or information, including the use of "pro forma" or "adjusted" financial data included in financial reporting.

16.
Review matters that have come to the attention of the Committee through reports of management, legal counsel and others, that relate to the status of compliance and anticipated future compliance with laws, regulations, internal policies and controls, and that may be expected to be material to the Company's financial statements.

17.	Review with management and the independent auditor the potential effect of regulatory and accounting initiatives on the Company’s financial statements.

18.
Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

Review of Controls

19.
Review and discuss with management, and the independent auditor and internal auditor (as applicable), the adequacy of internal controls and any special audit steps adopted in light of material control deficiencies that could significantly affect the Company's financial statements.

20.	Review management's certification of disclosure controls and procedures and internal controls for financial reporting.

21.
Review, at least annually, the then current and future scope of work of the Company's internal auditor, as applicable, including any procedures for implementation of accepted recommendations made by the internal auditor; and review summaries of any formal audit reports issued by the internal auditor.

22.	Review the appointment and replacement of the internal auditor, as applicable.

23.	Review with the Company’s internal auditor, as applicable, the adequacy of disclosures of insider and affiliated party transactions.

24.	Review policies with respect to major risk assessment and risk management and review with management the steps taken to monitor and control such exposures.

Ongoing Policies

25.
Review reports from management, the independent auditor and internal auditor (if applicable) that the Company is in compliance with applicable legal requirements and the Company's Code of Ethical Conduct. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethical Conduct.

26.
Establish procedures for the (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, each as required by applicable laws, rules and regulations. Set guidelines for a “whistle-blowing” policy for the Company that would (i) establish procedures to facilitate the reporting of information by an employee who observes or becomes aware of unlawful workplace conduct or conduct that may be harmful to the Company and (ii) provide protection to an employee who reports such information.

Committee Activities

27.	Conduct an annual performance evaluation of the Committee.

28.	Review annually this Charter in light of the operations and responsibilities of the Committee.

29.
Undertake such additional activities within the scope of its functions as the Committee may from time to time determine or as may otherwise be required by law, the Company’s charter, its bylaws or the Board.

Meetings of the Committee

The Committee shall meet as often as it determines is necessary to fulfill its responsibilities, but not less frequently than quarterly. The Committee shall meet periodically and separately from management with the independent auditor and internal auditor. As permitted in Article VI, Section 4 of the Company's bylaws, any participant in any Committee meeting or review referred to above may participate by telephone conference.

Charter Amendment

This Charter may be amended only by the affirmative vote of a majority of the Members of the Board.

Miscellaneous

The Company shall indemnify each member of the Committee against any liability or expense actually or reasonably incurred by such person in respect thereof to the extent provided in Article XII of the Company's bylaws, Section 12.3 of the Company's charter, and elsewhere in the Company's organizational documents.

The contents of this Charter are not soliciting material, are not deemed filed with the SEC and are not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Charter is first included in the Company's annual proxy statement filed with the SEC and irrespective of any general incorporation language contained in such filing.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the
PHONE or the INTERNET.

It saves Money! Telephone and Internet
voting saves postage costs. Savings which
can help minimize fund expenses.

It saves Time! Telephone and Internet
voting is instantaneous - 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read this proxy statement and have it
at hand.

2. Call toll-free 1-866-241-6192 or go to
website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen
directions.

4. Do not mail your Proxy Card when
you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. 326 Third Street Lakewood, New Jersey 08701 Proxy Solicited on Behalf of the Board of Directors	PROXY

The undersigned, revoking any proxy heretofore given for the Meeting of the Stockholders described below, hereby appoints Bruno de Vinck, and each of them proxies, with full powers of substitution, to represent the undersigned at the Annual General Meeting of Stockholders of Lightstone Value Plus Real Estate Investment Trust, Inc., to be held on July 9, 2007, and at any adjournment thereof, and to vote all shares that the undersigned would be entitled to vote if personally present as follows:

The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED “FOR” APPROVAL OF ITEM 1. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual General Meeting.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1 - 8 6 6 - 2 4 1 - 6 1 9 2

Sign exactly as your name appears hereon. (If shares are held by joint tenants, both should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by duly officer.) Votes must be indicated in black or blue ink.

Signature(s)

Signature(s)
, 2007
Date	17821_LIG

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW.

PLEASE MARK VOTES AS IN THIS EXAMPLE:
1	.	Election of Directors.				FOR all nominees listed	WITHHOLD AUTHORITY
						(except as marked to the	to vote for all nominees
		01	. David Lichtenstein	02	. Edwin J. Glickman	contrary)	as listed
		03	. George R. Whittemore	04	. Shawn R. Tominus	☐	☐
		05	. Bruno de Vinck

		INSTRUCTION: To withhold authority to vote for any individual
		nominee write the nominee’s name in the space provided, below.

17821_LIG